FOURTH AMENDMENT TO LOAN AGREEMENT

This Fourth Amendment to the Loan Agreement (this “Amendment”), is made and entered into as of December 24, 2008, by and among IXI MOBILE (R&D) LTD., an Israeli limited liability company, (the “Company”), IXI MOBILE, INC., a Delaware corporation (the “Parent Guarantor”) and SOUTHPOINT MASTER FUND LP (the “Lender).  The parties hereby agree as follows:

RECITALS

WHEREAS, the Company, the Parent Guarantor and the Lender have previously entered into that certain Loan Agreement dated as of June 19, 2006, a First Amendment thereto dated as of June 26, 2006, a Second Amendment thereto dated December 5, 2006, and a Third Amendment thereto dated March 28, 2008 (collectively, the "Loan Agreement"); and

WHEREAS, The parties acknowledge that the remaining outstanding principal plus interest as of November 30, 2008 owed to the Lender is $8,010,644.  The remaining debt as of November 30, 2008 owed to Gemini consisting of a guarantee of the Corporation's line of credit is $2,540,000.

WHEREAS, the parties now wish to further amend the Loan Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

Unless otherwise defined below, all capitalized terms herein shall have the meanings assigned to such terms in the Loan Agreement.

1.           Amendment of the Loan Agreement.

1.1            Section 3.2(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

"3.2           Conversion.

(a)           Each Conversion Participant shall have the option to convert its respective Conversion Amount pursuant to this Agreement into such number of fully paid and non-assessable shares of the Parent Guarantor's Preferred Stock, par value $0.0001 per share (“Parent Guarantor Stock”) as determined by dividing (A) such Conversion Participant’s Conversion Amount by (B) $34.50, appropriately adjusted for stock dividends, stock splits and other recapitalizations subsequent to the date of the Parent Guarantor's most recent publicly available securities law filing prior to the execution of this Agreement."

2.           Consent to Change of Control.  The Parent Guarantor is contemplating a transaction that qualifies as a change of control of the Parent, as defined in section 7.11 of the Loan Agreement whereby Runcom Technologies Ltd. (the "Subscriber") is investing in the Parent Guarantor and the Subscriber will receive in exchange shares and warrants in the Parent Guarantor (the "Transaction"). The Lender consents to the Transaction, as required pursuant to sections 7.11 and 8.1(j) of the Loan Agreement.

3.           No Other Modifications.  Except as expressly set forth herein, all other terms and conditions of the Loan Agreement shall remain in full force and effect.

4.           Miscellaneous.

4.1           Counterparts; Fax Signatures.  This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same Amendment.  Originally executed counterparts may be delivered by facsimile and any such delivery shall be valid for all purposes as delivery of a manual signature and equally admissible in any legal proceedings to which any of the Company, the Parent Guarantor, or the Lender is a party.

4.2           Severability.  If any provision of this Amendment or the application thereof, shall for any reason and to any extent be determined by a court of competent jurisdiction to be invalid or unenforceable under applicable law, the remaining provisions of this Amendment shall be interpreted so as best to reasonably effect the intent of the parties hereto.

4.3           Entire Agreement.  This Amendment, together with the Loan Documents (as defined in the Loan Agreement) and all exhibits hereto and thereto, constitute the entire understanding and agreement of the parties with respect to the transactions contemplated herein and supersede all prior and contemporaneous understandings and agreements, whether written or oral, with respect to such transactions.

4.4           Governing Law; Forum.  This Amendment shall be governed in all respects by Section 9.10 and 9.13 of the Loan Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to Loan Agreement as of the date first written above.

IXI MOBILE (R&D) LTD.

By:	/S/

Name: Israel Frieder

Title: Chairman of the Board of Directors and Chief Executive Officer

IXI MOBILE, INC.

By:	/S/

Name: Israel Frieder

Title: Chairman of the Board of Directors and Chief Executive Officer

[Signature Page to Fourth Amendment to Loan Agreement]

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to Loan Agreement as of the date first written above.

SOUTHPOINT MASTER FUND, LP

By:	Southpoint GP, LP, its general partner

	By:	Southpoint GP, LLC

		By:	/S/

		Name:	John S. Clark, II

		Title:	Manager

[Signature Page to Fourth Amendment to Loan Agreement]